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Exhibit 10.11

                                  ALLIANCE BANK

                           NON-QUALIFIED STOCK OPTION
                                GRANTED UNDER THE
           1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

      Option granted on October 1, 1998 (the "Date of Grant") by Alliance Bank, a state-chartered banking corporation (the "Bank"), to Michael L. Abrams (the "Optionee"), for 10,000 shares of Common Stock, at a cash exercise price of $1.50 per share, such option to be for the term and upon the terms and conditions hereinafter stated.

1. Grant of Option.

      Pursuant to action of the Board of Directors, the Bank grants to the Optionee an option to purchase on the terms and conditions hereinafter set forth, the number of shares of the Bank's Common Stock as set forth and at the option price specified above (the "Option Shares" or "Option").

2. Period of Option and Certain Limitations on Right to Exercise.

      This Option will expire at 4:00 p.m., Pacific Standard Time, on the day next preceding the tenth anniversary of the Date of Grant (such day of expiration being hereinafter called the ['Expiration Date"), except that: (a) if the Optionee ceases, on or before the Expiration Date, for any reason other than death to be an Employee or Director of the Bank or any subsidiary, this Option shall expire as provided in Section 6 below; and (b) if the Optionee dies on or before the Expiration Date this Option shall expire as provided in Section 7 below. The term "Employee" as used in this Option means full-time salaried officers and employees of the Bank or any subsidiary who have completed six (6) months of service (not including any Director of the Bank or any subsidiary, unless such Director is an employee of the Bank or any subsidiary).

      The Optionee shall be entitled to exercise this Option as follows and as further described in Sections 5 and 6 below. If this Option is exercisable in installments, the right to purchase the shares comprised in each installment shall be cumulative, i.e., once such right has become exercisable it may be exercised in whole at any time or in part from time to time until the Expiration Date (subject to the provisions hereof, except that not less than ten (10) shares may be purchased at any time unless the number of shares then purchasable hereunder shall be less than ten.

      Except as provided in Sections 6 and 7 below, none of the Option Shares may be purchased hereunder unless the Optionee, at the time he exercises this Option, is an Employee or Director and has continuously been an Employee or Director since the date hereof. Absence on leave, if approved in writing by an officer of the Bank or any subsidiary authorized to give such approval and ratified by the Board of Directors, shall not be considered an interruption of employment or affiliation for any purpose of this Option.


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3. Time of Exercise of Option.

      The Option granted hereunder shall be exercisable in the following amounts and during the periods of time provided below:

      The option granted hereunder shall be exercisable in the following amounts and during the periods of time from the Date of Grant as provided below:

             Year of Option                           Percent Exercisable

      End of Year One (1)                             Twenty Percent (20%)
      End of Year Two (2)                             Twenty Percent (20%)
      End of Year Three (3)                           Twenty Percent (20%)
      End of Year Four (4)                            Twenty Percent (20%)
      End of Year Five (5)                            Twenty Percent (20%)

4. Method of Exercise of Option.

      This Option shall be exercised in and only in the following manner: the Optionee shall give ten (10) days written notice to the Bank, in a form satisfactory to the Bank, specifying the number of Option Shares which he then elects to purchase, accompanied by payment, in cash or by bank draft, cashier's or certified check payable to the order of the Bank, in an amount equal to the full option price of the shares being purchased.

5. Non-Transferabilitv of Option.

      This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and it shall be exercisable during the lifetime of the Optionee, only by him (or by his guardian or legal representative).

6. Termination of Employment.

      If the Optionee ceases, on or before the Expiration Date, to be an Employee or Director for any reason other than death, disability or for cause:
(a) he may, but only within the period of 30 days next succeeding such cessation and in no event after the Expiration Date, exercise this Option if and to the extent that he was entitled to exercise it at the date of such cessation; and
(b) such Option shall expire (except as provided in Section 7 below) at 4:00 p.m., Pacific Standard Time, on the earlier of: (i) the last day of the aforesaid 30 day period; or (ii) the Expiration Date.

      Notwithstanding the foregoing provisions of this Section 6, if the Optionee ceases to be employed by or ceases to serve as a Director of the Bank or any subsidiary prior to retirement by reason of disability (as defined in the Plan): (a) he may exercise this Option on, or at any time within the period of twelve months next succeeding the date of such disability (but in no event after the Expiration Date) as to any or all shares purchasable on such disability termination date (i. e., those Option Shares comprised in all installments which shall have become exercisable on or prior to such date, to the extent not already exercised; and (b) such Option shall expire (except as provided in Section 7 below) at 4:00 p.m., Pacific Standard Time, on the earlier of: (i) the last day of the aforesaid twelve month period; or (ii) the Expiration Date.


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      This Option confers no right upon the Optionee with respect to the continuation of his employment with the Bank or any subsidiaries, and shall not interfere with the right of the Bank or its subsidiaries, or of the Optionee, to terminate his employment at any time.

      If the Optionee's option has expired by reason of termination for cause, the Board may, in its sole discretion, within thirty (30) days of such termination, reinstate the option to the Optionee by written notice of such reinstatement to the Optionee at his or her last known address. In the event of such reinstatement, the Optionee may exercise the option to such extent, for such time, and upon such terms and conditions as if he or she had ceased to be employed by or affiliated with the Bank or such subsidiary upon the date of such termination for a reason other than for cause, death or disability. In the case of an Employee, termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bank or a subsidiary corporation, and in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive. In the case of a Director, termination for cause shall include removal pursuant to Sections 302 and 304 of the California Corporations Code or removal pursuant to the exercise of regulatory authority by the Federal Deposit Insurance Corporation or other bank regulatory agency.

7. Death of Optionee.

      If an Optionee dies while employed by or affiliated with the Bank or a subsidiary, or during the 30 day period referred to in the Plan, the Options granted to such Optionee shall expire on the Expiration Date specified for said Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Option Agreements, the person or persons to whom such Optionee's rights under the Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

8. Adjustments Upon Changes in Capitalization.

      If the outstanding shares of Common Stock of the Bank are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Bank, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, consolidation, or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices- per share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each Option Share subject to the Options. Adjustments under this Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated. Notwithstanding the foregoing or any other provision hereof, upon adoption by the Bank of any plan or transaction which would, upon consummation, result in termination of this Option: (i) this Option shall become immediately exercisable in full for a reasonable period of time as may be determined by the Board of Directors, but in any event not less than thirty (30) days, on


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the condition that such terminating event is consummated; or (ii) provision shall be made in connection with such transaction, of assumption or appropriate substitution of this Option by any successor entity.

      Not less than 30 days prior to dissolution or liquidation of the Bank, or upon consummation of a plan of reorganization, merger or consolidation of the Bank with one or more banks or corporations, as a result of which the Bank is not the surviving entity, or upon the sale of all or substantially all the assets of the Bank to another bank or corporation, or in the event of any other transaction involving the Bank where there is a change in ownership of at least twenty-five percent (25 %), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation (a "Terminating Event"), the Board of Directors shall notify each Optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Sections 6 and 7 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date which is thirty (30) days after delivery of said notice, any Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan and any options granted thereunder shall terminate, unless provision is made in connection with the Terminating Event for assumption of Options or new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. All Stock Options theretofore granted under the Plan shall become immediately exercisable, unless provision is made in connection with such transactions for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options coverage stock of a successor employer bank or corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to the number and kind of shares and prices.

9. Amendment and Termination.

      The Board of Directors of the Bank may at any time and from time to time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted- under the provisions of Section 18 of the Plan, no amendment or modification may be adopted without the Bank having first obtained the approval of the holders of a majority of the Bank's outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders of the Bank and all applicable regulatory authorities.

      No adjustment provided for in Section 8 shall require the Bank to sell a fractional share under this Option.

10. Delivery of Stock Certificates.

      Upon each exercise of this Option, the Bank, as promptly as practicable, shall mail or deliver, or cause to be mailed or delivered, to the Optionee a stock certificate or certificates representing the shares then purchased. The issuance of such shares and delivery of the certificate or certificates therefor shall, however, be subject to any delay necessary to complete: (a) the listing of such shares on any stock exchange upon which shares of the same class are then listed; and (b) the making of provision for the payment or withholding of any taxes required to be withheld pursuant to any applicable law, in respect of the exercise of this Option or the receipt of such shares.


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      THE BANK'S OBLIGATION TO ISSUE SHARES OF THE COMMON STOCK UPON EXERCISE OF
AN OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLIANCE BY THE BANK WITH ALL APPLICABLE LAWS, INCLUDING WITHOUT LIMITATION: (A) COMPLETION BY THE BANK OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER APPLICABLE FEDERAL AND STATE BANKING AND SECURITIES LAWS; OR (B) THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY OPTIONEE OR ANY PERSONS ENTITLED TO EXERCISE THE OPTION AS THE BOARD OF DIRECTORS SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES.

11. Notices, Etc.

      Any notices hereunder by the Optionee shall be given to the Bank in writing and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Bank's office at 100 Corporate Pointe, Culver City, California 90230, or at any such other address as the Bank may designate by notice to the Optionee.

      Any notice or other communication to the Optionee shall be in writing and any such communication and any delivery to the Optionee hereunder shall be deemed duly given or made if mailed or delivered to the Optionee at such address as the Optionee may have on file with the Bank or in care of the Bank at its above office address.

12. Waiver.

      The waiver by the Bank of any provision of this Option shall not operate as or be construed to be a waiver of the same provision or any other provision hereof at any subsequent time or for any other purpose.

13. Irrevocability.

      This Option shall be irrevocable und1 it expires as herein provided.

14. Effective Date.

      This Option shall be deemed granted and effective on the Date of Grant.

15. Interpretation and Construction.

      The interpretation and construction of this Option by the Board of Directors provided for in the Plan under which this Option is granted shall be final and conclusive. The section headings in this Option are for convenience of reference only and shall not be deemed part of, or germane to the interpretation or construction of, this Option.

      IN WITNESS WHEREOF, the Bank has caused this Option to be executed.

                                        ALLIANCE BANK


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                                        By: /s/ Curtis S. Reis
                                            ------------------------------------

                                        Name Printed: Curtis S. Reis
                                                      --------------------------

                                        Title: Chairman and President
                                               ---------------------------------

Attest:


/s/ Michael L. Abrams
--------------------------
Secretary
         Michael L. Abrams


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